UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Utah Avenue, Suite 150, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
-	-	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common stock is quoted on the OTCQX® Best Market under the symbol “VXRT.”

Item 8.01	Other Events.

On September 3, 2026, the Board of Directors (the “Board”) of Vaxart, Inc. (the “Company”), approved a Director Resignation Policy that requires a director, following certification of the stockholder vote from the meeting at which the election occurred, to promptly tender a written offer of resignation if the director receives more “withhold” votes than “for” votes in an uncontested election. The Nominating and Governance Committee of the Board is required to promptly consider the director’s offer of resignation and recommend to the Board whether to accept the resignation or reject it; and the Board is required to act on the Nominating and Governance Committee’s recommendation within 90 days following certification of the stockholder vote following receipt of the recommendation.

Additionally, on September 3, 2026, the Board approved a Director Stock Ownership Policy, pursuant to which a target level of stock ownership was set for the Company’s non-employee directors at two times the current annual cash retainer. The cash retainer for purposes of the Director Stock Ownership Policy includes the then current annual cash retainer for service on the Board excluding any incremental compensation for serving on Board committees or other additional duties. The value of shares held will be calculated annually based on the 90 day simple moving average price of the Company’s common stock on the Company’s principal trading market on which the common stock is listed or quoted as of December 31 of the current year (the “Measurement Date”), and compliance with the applicable stock ownership requirements under the Director Stock Ownership Policy will be measured as of each Measurement Date. For purposes of determining the ownership value held under the Director Stock Ownership Policy, shares of the Company’s common stock owned directly or indirectly by the director as well as shares of the Company’s common stock subject to vested or unvested share-based awards (e.g., restricted stock and restricted stock units) that vest based solely on service are included.

The foregoing descriptions of the Director Resignation Policy and the Director Stock Ownership Policy do not purport to be complete and are qualified in their entirety by reference to the full text of the Director Resignation Policy and the Director Stock Ownership Policy, which will be filed as exhibits to the Company’s next periodic report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2026		VAXART, INC.

	By:	/s/ Steven Lo
Steven Lo
President and Chief Executive Officer